UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  January 31, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – January 31, 2012 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

Investment in Ironwood Institutional
Multi-Strategy Fund LLC –	100.07%	Cost $ 30,664,164	Value	$30,643,342
Liabilities in excess of other assets –	-.07%			$(21,765)
Net Assets –	100.00%			$30,621,577

(1)	Invests the majority of its assets in Ironwood Institutional Multi-Strategy Fund LLC. The Schedule of Investments of Ironwood Institutional Multi-Strategy Fund LLC is included below.

Ironwood Institutional Multi Strategy Fund LLC

Schedule of Investments – January 31, 2012 (unaudited)

INVESTMENT OBJECTIVE AS PERCENTAGE OF NET ASSETS

Percentages are as follows:

Relative Multi-Strategy:	27.75%
Equity Market Neutral:	19.02%
Event-Driven Multi Strategy:	26.88%
Distressed:	18.68%
Credit Opportunities:	7.77%

Investments in Investment Funds:	100.10%

Ironwood Institutional Multi-Strategy Fund LLC
Schedule of Investments*
As of January 31, 2012
(Unaudited)

	Number of Shares	Cost	Fair Market Value	% of Net Assets	Redemptions Permitted
RELATIVE VALUE MULTI-STRATEGY
Citadel Kensington Global Strategies Ltd.	4,847.01	$5,335,000	$5,983,459	6.94%	Quarterly1 - 18 mos.
D.E. Shaw Composite International Fund2	N/A	$5,752,492	$5,903,603	6.84%	Quarterly1
FCOI II Holdings, L.P.2	N/A	$2,475,000	$2,519,025	2.92%	Annually
HBK Offshore Fund II L.P.2	N/A	$5,665,000	$5,894,631	6.83%	Quarterly1
Hutchin Hill Capital Offshore Fund, Ltd.	1,110.53	$1,125,000	$1,067,407	1.24%	Quarterly1
OZ Overseas Fund II, Ltd.	2,397.48	$2,402,500	$2,436,884	2.83%	Annually
TPG-Axon Partners (Offshore), Ltd.	135.00	$135,000	$130,008	0.15%	Quarterly1
SUB TOTAL:		$22,889,992	$23,935,017	27.75%
EQUITY MARKET NEUTRAL
Aleutian Fund Ltd.	1,045.00	$1,045,000	$975,228	1.13%	Monthly
Citadel Global Equities Fund Ltd.	2,398.69	$2,475,000	$2,621,726	3.04%	Monthly
Millennium International, Ltd.	4,840.07	$5,652,500	$5,942,423	6.89%	Quarterly1
Rosemont Offshore Fund, Ltd.	2,085.99	$3,680,000	$3,802,867	4.41%	Quarterly
S.A.C. Capital International, Ltd.	30,041.93	$2,877,500	$3,066,349	3.55%	Quarterly1
SUB TOTAL:		$15,730,000	$16,408,593	19.02%
EVENT-DRIVEN MULTI-STRATEGY
Elliott International Limited	8,649.39	$6,825,000	$6,967,090	8.08%	Semi Annually1
Eton Park Overseas Fund, Ltd.	865.56	$865,260	$783,914	0.91%	Annually1
Magnetar Capital Fund II, Ltd.	3,785.86	$3,785,858	$3,872,039	4.49%	Quarterly1
Magnetar Equity Opportunities Ltd.	100.00	$100,000	$120,613	0.14%	Monthly
Magnetar Global Even Driven Fund Ltd.	2,975.00	$2,975,000	$3,036,284	3.52%	Quarterly1
Mason Capital, Ltd	1,704.50	$4,035,000	$4,028,231	4.67%	Annually
Perella Weinberg Partners Xerion Offshore Fund Ltd.	1,056.25	$1,056,250	$855,688	0.99%	Quarterly1
Perry Partners International, Inc.	36,804.46	$3,582,500	$3,524,028	4.09%	Quarterly1
SUB TOTAL:		$23,224,868	$23,187,887	26.88%
DISTRESSED
Cerberus International LLC	2.51	$1,368,399	$1,722,331	2.00%	Other3
Monarch Debt Recovery Fund, Ltd	4,932.50	$4,932,500	$4,835,082	5.61%	Annually
Monarch Structured Credit Fund, Ltd	1,610.00	$1,610,000	$1,649,206	1.91%	Other4
Monarch Structured Credit Fund, Ltd Series II	1,975.00	$1,975,000	$2,008,157	2.33%	Other4
Silver Point Capital Offshore Fund, Ltd.	570.12	$5,770,000	$5,901,198	6.84%	Annually
SUB TOTAL:		$15,655,899	$16,115,974	18.68%
CREDIT OPPORTUNITIES
Archview Credit Opportunities Offshore Fund Ltd.	855.01	$865,000	$862,968	1.00%	Quarterly1
GSO Special Situations Overseas Fund Ltd	3,255.05	$3,255,039	$3,290,372	3.81%	Annually
King Street Capital, Ltd.	19,696.45	$2,552,500	$2,552,317	2.96%	Quarterly1
SUB TOTAL:		$6,672,539	$6,705,657	7.77%
TOTAL INVESTMENTS:		$84,173,298	$86,353,128	100.10%

Cash			$5,933,556
Liabilities in Excess of Current Assets			$(6,026,260)
NET ASSETS:			$86,260,424	100.00%

*All investments in Investment Funds are non-income producing
1 Investor level gates ranging from 10% - 50% of investment value apply for permitted redemption period
2 Investments are dollar, not share, based
3 The Investment Funds do not have set redemption timeframes but are liquidating investments and making distributions at the Investment Funds’ management's discretion.
4 The Investment Funds do not have set redemption timeframes but will seek to liquidate investments and distribute proceeds during the 12 month period following the end of the investment period.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”).

The Master Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Master Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as determined by the Investment Fund’s investment manager. As of January 31, 2012, approximately 0.02% of the Master Fund’s net assets were invested in side pockets maintained by the Investment Funds. Management cannot estimate the timing of when side pockets will be liquidated.

Ironwood Capital Management Corporation, the Master Fund’s investment adviser (the “Adviser”), has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Master Fund’s interest in such Investment Fund, consistent with the Master Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board of Directors and subject to supervision by the Board of Directors. In accordance with the Master Fund’s Limited Liability Company Agreement, the Adviser values the Master Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Master Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Master Fund been available. As of January 31, 2012, no investments were valued by the Adviser.

Fair value is defined as the price that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Master Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances

(unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Master Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, with near term defined as one year from the date of measurement)

Level 3 – significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Master Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term as defined above)

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The units of account that are valued by the Master Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Master Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds.

The Master Fund’s investments recorded at fair value have been categorized based upon a fair value hierarchy as described above.  The following table presents information about the Master Fund’s investments measured at fair value as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Relative Value Multi-Strategy	$-	$15,471,575	$8,463,442	$23,935,017
Equity Market Neutral	-	14,077,704	2,330,889	16,408,593
Event Driven Multi-Strategy	-	14,263,374	8,924,513	23,187,887
Distressed	-	6,149,401	9,966,573	16,115,974
Credit Opportunities	-	5,070,619	1,635,038	6,705,657
Total	-	$55,032,673	$31,320,455	$86,353,128

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 30, 2011	Net Realized Gain/Loss	Net Change in Unrealized Gain/Loss	Purchases	Sales	Transfers to Level 2	Transfers From Level 3	Balance as of January 31, 2012
Relative Value Multi-Strategy	$4,284,624	$-	$286,236	$5,215,000	$-	$(1,322,418)	$-	$8,463,442
Equity Market Neutral	941,893	-	87,197	3,925,000	-	(2,623,201)	-	2,330,889
Event Driven Multi-Strategy	3,998,897	-	(43,326)	6,525,000	-	(1,556,058)	-	8,924,513
Distressed	3,642,390	51,173	3,976	10,820,552	220,401	(4,331,117)	-	9,966,573
Credit Opportunities	1,762,258	-	(21,992)	2,287,500	-	(2,392,728)	-	1,635,038
Total	$14,630,062	$51,173	$312,091	$28,773,052	$220,401	$(12,225,522)	$-	$31,320,455

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.   All transfers into and out of Level 3 can be found in the Level 3 reconciliation above.

Federal Income Tax Information

As of January 31, 2012, gross unrealized appreciation and depreciation of the Master Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$84,173,298
Gross Unrealized Appreciation	$2,894,705
Gross Unrealized Depreciation	(714,875)
Net Unrealized Appreciation (Depreciation) on Investments	$2,179,830

 ITEM 2.                 CONTROLS AND PROCEDURES.

 Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.                 EXHIBITS.

Certificate of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer and President

Date:   March 30, 2012

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer and President

Date:   March 30, 2012

By:	/s/ Laurie Chatoff
Laurie Chatoff Principal Financial Officer

Date:   March 30, 2012